Exhibit 99.1

MNC PLAY & VISION+ INVESTMENT PRESENTATION March 2021 Strictly private and confidential

Disclaimer This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between each of PT MNC OTT Network, an Indonesian corporation, and PT MNC Kabel Mediacom, an Indonesian corporation, and their affiliates (together and collectively, “Asian Vision Network” or “AVN”), and Malacca Straits Acquisition Company Limited (“Malacca”), and related transactions (the “Proposed Business Combination”) and for no other purpose. No representations or warranties, express or implied are given in, or respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will AVN, Malacca, or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. This Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of AVN or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of AVN and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward - Looking Statements This document contains certain forward - looking statements within the meaning of the federal securities laws with respect to the Proposed Business Combination, including statements regarding the benefits of the Proposed Business Combination, the anticipated timing of the Proposed Business Combination, the services offered by AVN and the markets in which it operates, and AVN’s projected future results. These forward - looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward - looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward - looking statements in this document, including but not limited to: (i) the risk that the Proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Malacca’s securities, (ii) the risk that the Proposed Business Combination may not be completed by Malacca’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Malacca, (iii) the failure to satisfy the conditions to the consummation of the Proposed Business Combination, including the receipt of the requisite approvals of Malacca’s and AVN’s shareholders, the satisfaction of the minimum trust account amount following redemptions by Malacca’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the Proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of the Proposed Business Combination on AVN’s business relationships, performance, and business generally, (vii) risks that the Proposed Business Combination disrupts current plans of AVN and potential difficulties in AVN employee retention as a result of the Proposed Business Combination, (viii) the outcome of any legal proceedings that may be instituted against AVN or against Malacca related to the agreement and plan of merger or the Proposed Business Combination, (ix) the ability to maintain the listing of Malacca’s securities on the The Nasdaq Stock Market LLC, (x) the price of Malacca’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which AVN plans to operate, variations in performance across competitors, changes in laws and regulations affecting AVN’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Business Combination, and identify and realize additional opportunities, and (xii) the risk of downturns in the highly competitive additive manufacturing industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Malacca’s prospectus in connection with its initial public offering (the “IPO Prospectus”), Quarterly Reports on Form 10 - Q, the Registration Statement (as defined below), the proxy statement/consent solicitation statement/prospectus contained therein, and the other documents filed by Malacca from ti me to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements. Forward - looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward - looking statements, and AVN and Malacca assume no obligation and do not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise. Neither AVN nor Malacca gives any assurance that either AVN or Malacca, respectively, will achieve its expectations. Additional Information and Where to Find It This document relates to the Proposed Business Combination between AVN and Malacca. Malacca intends to file a registration statement on Form F - 4 relating to the Proposed Business Combination (the “Registration Statement”), which will include a proxy statement/prospectus of Malacca and a consent solicitation statement of AVN. The proxy statement/consent solicitation statement/prospectus will be sent to all Malacca and AVN stockholders. Malacca will also file other documents regarding the Proposed Business Combination with the SEC. Before making any voting decision, investors and security holders of Malacca and AVN are urged to read the Registration Statement, the proxy statement/consent solicitation statement/ prospectus contained therein, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Business Combination as they become available because they will contain important information about the Proposed Business Combination. Investors and security holders will be able to obtain free copies of the proxy statement/consent solicitation statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Malacca through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Malacca may be obtained free of charge by written request to Malacca at Malacca Straits Acquisition Company Limited, Unit 601 - 2, St. George’s Building 2, Ice House Street Central, Hong Kong. 2

Disclaimer (cont’d) Participants in Solicitation Malacca and AVN and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Malacca’s shareholders in connection with the Proposed Business Combination. Information about Malacca’s directors and executive officers and their ownership of Malacca’s securities is set forth in Malacca’s filings with the SEC, including Malacca’s IPO prospectus. To the extent that holdings of Malacca’s IPO Prospectus securities have changed since the amounts printed in Malacca’s IPO Prospectus, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Proposed Business Combination may be obtained by reading the proxy statement/consent solicitation statement/prospectus regarding the Proposed Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph. Industry and Market Data This presentation has been prepared by AVN and Malacca and includes market data and other statistical information from sources believed by AVN and Malacca to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of AVN or Malacca, which in each case are derived from its review of internal sources as well as the independent sources described above. Although AVN and Malacca believe these sources are reliable, AVN and Malacca have not independently verified the information and cannot guarantee its accuracy and completeness. Financial Information; Non - GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in the Registration Statement to be filed by Malacca with the SEC and the proxy statement/consent solicitation statement/prospectus contained therein. some of the financial information and data contained in this Presentation, such as Adjusted EBITDA and free cash flow, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). AVN and Malacca believe these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends rela ting to AVN’s financial condition and results of operations. AVN’s management uses these non - GAAP measure for trend analyses and for budgeting and planning purposes. AVN and Malacca believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in comparing AVN’s financial condition and results of operations with other similar companies, many of which present similar non - GAAP financial measures to investors. Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in AVN’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded and included in determining these non - GAAP financial measures. In order to compensate for these limitations, management presents non - GAAP financial measures in connection with GAAP results. You should review AVN’s audited financial statements, which will be included in the Registration Statement. No Offer or Solicitation This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended. Use of Projections This Presentation contains projected financial information with respect to AVN and Malacca. Such projected financial information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast info rmation are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward - Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts are achieved. Trademarks This Presentation contains trademarks, service marks, trade names and copyrights of Malacca, AVN and other companies, which are the property of their respective owners. 3

Transaction Summary

AVN Team



Hary Tanoesoedibjo
President Commissioner



Ade Tjendra
President Director



Ruby Panjaitan
Director



Clarissa Tanoesoedibjo
Director

Malacca Straits Acquisition Co. Ltd. Team



Kenneth Ng
Chief Executive Officer



Kin Chan
Advisor

Transaction Overview

Overview

- PT Asia Vision Network ("AVN" or the "Company") is the holding company for Vision+, Indonesia's fastest growing OTT business, integrated with Indonesia's only 100% fiber-optic broadband and IPTV service provider. It is part of South East Asia's largest integrated media group, MNC Group, which operates the #1 Free-To-Air and Pay TV Broadcast networks in Indonesia and is the largest producer of Indonesian language content
- Malacca Straits Acquisition Company Limited ("Malacca Straits") (NASDAQ: MLAC), is a publicly listed special purpose acquisition company
- Business combination of PT Asia Vision Network and Malacca Straits to be combined under a new Indonesian public holding company

Financing

- MNC Group will roll 100% of its equity into the combined company and is expected to receive: ~69% of the pro forma equity

  ~$144mm Malacca Straits cash held in trust (as of March 19, 2021), assuming no redemptions

  ~$137mm[1] cash to Asia Vision Network balance sheet at closing to fund growth

Valuation

- Pro forma enterprise value of $573mm [2]
- Pro forma equity value of $580mm [2]

Malacca Straits has identified AVN as a unique and compelling opportunity to invest in the pure-play Indonesian OTT media player primed to be the industry leader through technical leadership and superior content offerings

Note(s):
(1) Pro forma cash balance is net of $7m of estimated transaction costs; (2) Assumes no redemptions.

4

Malacca Straits Overview

Malacca Straits Team



Kenneth Ng
CEO

Kenneth Ng has over 20 years of experience in hedge funds, private equity, equity derivatives, and buy-side investment banking

- Mr. Ng is the Co-founder and current Managing Partner of Ark Pacific Capital Management ("APCM"), an asset management company specializing in investments in growth, special situations private equity and real estate investments across Asia
- Prior, Mr. Ng served as an executive director and a founding team member at Elliott Advisors (HK) Limited, the Asian arm of global multi-strategy hedge fund Elliott Associates, where he deployed over $1B across the capital structure
- Mr. Ng has also previously worked at UBS, TPG Capital Asia and Merrill Lynch
- Mr. Ng received a BS in Computer Science, a BS in Management Science and a MEng in Electrical Engineering & Computer Science from MIT

Previous Experience: ArK Pacific, ELLIOTT, Merrill Lynch, TPG, UBS



Kin Chan
Advisor

Kin Chan has built strong relationships across Southeast Asia and developed an intimate understanding of how business is conducted in these countries

- Mr. Chan is the founding shareholder of Argyle Street Management Limited, and has been the Chief Investment Officer since its inception in 2002, and is also the Chairman of TIH Limited
- Mr. Chan was the Chief Executive and Managing Director of Lazard Asia Limited where he managed the firm's advisory business in Asia outside of Japan
- Prior, Mr. Chan was an Executive Director at Goldman Sachs, where he worked in Hong Kong, New York, and Singapore
- Mr. Chan has worked on transactions in China, Hong Kong, India, Indonesia, Japan, Korea, Singapore and Thailand, where the aggregate investment value of ASM is approximately US$7 billion
- Mr. Chan earned an AB degree from Princeton University and an MBA degree from Wharton School of University of Pennsylvania

Previous Experience: Goldman Sachs, LAZARD ASSET MANAGEMENT, TIH IM

Firm Overview

- Malacca Straits Acquisition (MLAC) completed its US $143.8 million IPO in July 2020, listed on the NASDAQ exchange
- Malacca Straits Acquisition Company Limited is a blank check company incorporated as a Cayman Islands exempted company
- Formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses
- Malacca was formed with intention to focus on businesses which are part of Southeast Asian business conglomerates in the media, food processing, renewable energy and healthcare industries

Investment Partners and Affiliations

Argyle Street Management Limited ("ASM")

An SEC-registered investment adviser and indirect member of our sponsor; founded in Hong Kong, China in 2002 as a pan-Asia special situations investor

TIH Limited

TIH Limited ("TIH")

A Singapore-listed closed-end fund formed in 1994, with strong historical ties to Singapore government-linked companies and focused on investment opportunities in Southeast Asia

MNCplay VISION+

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An Experienced Management Team With A Substantial Track Record In Content Delivery and a Focus on Driving Sustainable Growth Board of Directors Board of Commissioners # Years with MNC Group # Years of Experience ▪ Prior to his current role, Ade served as Commercial Director at Moratelindo, a broadband and IPTV provider which is a partner of MNC Group ▪ More than 15 years of experience in broadband and Pay TV industry ▪ Holds Bachelor of Computer Science from Bina Nusantara University, Indonesia Ade Tjendra President Director 8 20 ▪ Ruby held a number of key positions within MNC Group for more than 14 years ▪ Prior to his current role, Ruby spent 12 years at Deloitte Touche Tohmatsu ▪ Holds Master in Management (MM/MBA) from IPMI International Business School, Indonesia ▪ He also holds a certificate of State Registered Accountant Ruby Panjaitan Director 14 26 ▪ Clarissa is experienced in product marketing and finance in the entertainment and online travel industry, driving the success of key entertainment and media players through high profile multi - million dollar marketing campaigns ▪ Scholarship to a double Bachelors degree in Finance & Media from the University of New South Wales, Australia . Graduated MBA with High Honors (Cum - Laude) from Biola University, USA . Certification in digital marketing from UCLA Clarissa Herliani Tanoesoedibjo Director 2 3 ▪ Founder, controlling shareholder and Executive Chairman of MNC Group ▪ Directly controls MNC Group’s 3 business activities: Media, Financial Services, and Entertainment, Lifestyle Property & Hospitality ▪ Holds a Bachelor of Commerce (Honours) from Carleton University, Canada and MBA from Ottawa University, Canada Hary Tanoesoedibjo President Commissioner 19 31 ▪ 20 years professional experience as company director and international law firm partner ▪ Qualified to practice law in New York and England and Wales, and a licensed securities broker - dealer in Indonesia ▪ Holds Master of Arts in Law from Clare College, Cambridge, UK Joel Richard Hogarth Commissioner 1 20 ▪ A seasoned professional and veteran of Investment Banking with over 27 years in Investment banking and capital markets ▪ Previously led businesses at global investment banks including Deutsche Bank and Bank of America Merrill Lynch ▪ Holds Bachelor degree in Accounting/Business from Monash University, Australia Michael Luk Commissioner 1 30 6

Investment Highlights Large Market Opportunity: Indonesia is the 4 th largest country by population, comprising a rapidly urbanizing and fast growing working middle class. Adoption of OTT Media, IPTV and Broadband services is still at an early stage but is expected to grow rapidly Asset - Light Diverse Revenue Model: Vision+ offers Indonesia’s largest local content selection on both AVOD and SVOD models, while MNC Play offers dual play (fixed broadband and IPTV) as well as video service only (Android OTT box). Partnerships with infrastructure players offer an asset - light revenue model Best - in - Class Content Strategy: MNC has by far the strongest original local content proposition in Indonesia, consistently achieving #1 ratings in all major Broadcast and Online Video applications, with over 10,000 hours of premium local content and exclusive access to leading national free - to - air TV content + Proven Leadership Team: A solid and experienced team with proven track record and history of delivering results in programming, media and content production Exceptional Group Synergies : MNC’s leading market position reaches 50 % nationwide audience share on broadcast Free - to - Air, Pay TV subscribers ( 8 mn subscribers), News Portals ( 73 mn MAU) and Social Media ( 217 mn subscribers), providing an exceptional platform for cross - selling as well as providing a unique and attractive offering for AVN Attractive Financial Profile : With its rapidly expanding subscriber base, proprietary content production and capex – light business model, AVN expects revenue growth to average over 38 % from 2021 to 2025 , while EBITDA margins increase from 61% (2020) to 75% (2025), projecting an average net income growth of over 50 % from 2021 to 2025 . 7

Indonesia – At a Glance

Indonesia – At a Glance

- Indonesia is the world's fourth most populous nation, and at $1.1 trillion is the sixteenth largest country by GDP.
- Fitch upgraded Indonesia's credit rating to Investment Grade (BBB) with a stable outlook in December 2017. Despite a small contraction in 2020 due to Covid-19, Indonesia is expected to recover in 2021 and its Investment Grade ratings have been affirmed
- Indonesia has shown continued improvement in its ease of doing business rank, from 126th in 2010 to 73rd in 2019

Indonesia is the only Southeast Asian country admitted to the trillion dollar economy club

2019 GDP (in USD trillion)


21,4
14,3
5,1
3,8
2,9
2,8
2,7
2,0
1,8
1,7
1,7
1,6
1,4
1,4
1,3
1,1
USA
China
Japan
Germany
India
UK
France
Italy
Brazil
Canada
Russia
South Korea
Spain
Australia
Mexico
Indonesia

Indonesia has proven to be the most resilient of SEA economies

Real GDP growth


10%
5%
0%
-5%
-10%
-15%
-20%
%
2019
1Q2020
2Q2020
2020F
2021F
Indonesia
Malaysia
Singapore
Thailand

- Although Covid-19 has affected the Indonesian economy, it has shown remarkable resilience. **Indonesia's contraction of 5.3% in Q2-2020 is far less than its regional and global peers**
- **Indonesia should begin its recovery strongly in 2021** since the government has focused its spending on the National Economic Recovery Program to support the pandemic-hit economy
- One of the most resilient economies from the crisis**, recording minimum GDP contraction this year and recovery in the next**
- The World Bank estimates **1.6% GDP contraction for 2020 and recovery to 4.4% growth in 2021**

Source: World Bank, CEIC.

8

Favourable Demographics To Drive Strong Sector Growth Indonesia has the largest population in Southeast Asia… 2020 estimated data (in millions) 273.5 109.6 97.3 69.8 54.4 32.4 16.7 7.3 5.9 1 2 3 4 5 6 7 8 9 …and expected to grow in a more urbanised fashion Projected growth of the urban and rural population (in millions) Indonesian population comprises over 42% of working age adults… 25 - 54 years 55 - 64 years 65+ years Source: World Bank, CEIC, UNFPA, Worldometer. …supported by a growing middle income population % of population Projected population breakdown by income 23,9% 16,7% 42,6% 9,0% 7,8% 0 - 14 years 15 - 24 years 118,8 136,2 153,7 170,9 187,9 203,6 119,7 119,3 117,4 113,9 108,5 102,1 238,5 255 ,5 271 ,1 284,8 296 ,4 305 ,7 2 0 10 A 2 0 15 A 2 0 20 P 2 0 25 P 2 0 30 P 2 0 35 P Urban Rural 9

5.142 21.616 202 0 2025 10 13 2 0 20 2 0 25 10 13 2 0 20 2 0 25 Industry Outlook Fixed Broadband Subs In millions 3.310 3.545 2.634 3.397 2 0 19 2 0 24 IPTV Pay TV (Excl. IPTV) Pay TV/Total HH 13% 5.944 14% 6.942 In thousand households Pay TV/IPTV – Households Penetration Fixed Broadband – Households Penetration Fixed BB Pen./Total HH 14% 17% ▪ The OTT media industry in Indonesia is growing rapidly and is supported by the broadband market . Mobile broadband ( 4 G/LTE) subscriptions reached 254 million in 2020 , although data usage remains limited due to low consumer purchasing power ▪ With an increase in fixed broadband adoption and ever more affordable mobile data, OTT media demand is projected to increase substantially over the next 3 - 5 years ▪ Pay TV penetration (excluding satellite, local cable and OTT) is projected grow modestly to 14 % in 2024 ▪ 76 % of the net addition to total subscriber growth from 2019 to 2024 is projected to be from increasing IPTV subscribers ▪ Broadband penetration in Indonesia is one of the lowest in the Asia Pacific region - only India ( 6% ) and Pakistan ( 5% ) have a lower penetration rate Direct SVOD/OTT Subs In thousands ▪ Direct SVOD/OTT penetration to total population in Indonesia remains one of the lowest in the Asia Pacific region at 2 % in 2020 – this is projected to grow significantly from 5 . 1 million subscribers in 2020 to 21 . 6 million in 2025 , representing a CAGR of 33% ▪ Online video revenue (SVOD and AVOD) is projected to grow from $ 366 million in 2020 to $ 960 million in 2025 148 458 219 503 2 0 20 2 0 25 S V O D A V OD 366 960 Online Video Revenue In Millions USD 254 323 2 0 20 2 0 25 Mobile Broadband Subs In millions In million households Source : MPA Research, MNC. 10

Asia Vision Network Overview Indonesia’s fastest growing integrated OTT media, IPTV and fiber - optic broadband company PT Asia Vision Network PT MNC Vision Networks Tbk Part of MNC Group – Indonesia’s largest listed media group Asia Vision Network is the holding company for Vision+, Indonesia’s fastest growing OTT business, integrated with Indonesia’s only 100 % fiber - optic broadband and IPTV service provider . It is part of South East Asia’s largest integrated media group, the MNC Group which operates the largest Free - To - Air and Pay TV Broadcast networks in Indonesia, and is the # 1 producer of local language content 32% Re v e nu e CAGR 2020P – 2022P ▪ Pioneer i n 100% FTTH technology in Indonesia ▪ 3 rd largest broadband and IPTV operator in Indonesia ▪ 1 , 165 km fiber optic network throughout island of Java ▪ Secured agreement to lease Excess capacity from 3 rd party ▪ Distribute Android TV OTT Box Presence in 9 cities 1.5 million H ome pa s s Broadband & IPTV services 29 6 t hous a nd Subscribers 172 HD ready channels Net M a rgin s 2020P ~26% Available on A ndroid, iOS ▪ “TV Anytime and Anywhere” concept ▪ Provides video on demand (“VOD”) services over the internet ▪ Access to MNC Group’s content and features ▪ 10 , 000+ Series, Hours and Mo v i es, orig i nal produc t ion con t ent by Vision Pictures 32 million M onthly A ct i v e User (“MAU”) 120+ live and 80 + catc h - up channels 1.6 million paid Subs Re v e nu e CAGR 2020P – 2022P Net Margins 2020P 54% ~29% VOD mobile streaming application Note(s): (1) All operational data as of December 2020. 11

VISION+ Overview – The Fastest Growing OTT In Indonesia

Vision+ provides premium TV Channels and Video on Demand content, both local and international, including original productions by Vision Pictures. In addition to VOD content, subscribers of Vision+ can enjoy time-shifting and catch-up features across 120 linear channels, 13 being local content exclusive to the MNC Group

Unrivalled product offerings as key value proposition to its customers

32 million (+35% YoY)
Monthly Active User

1.6 million (+44% YoY)
Paid Subscribers

5.2 million
Registered users



VISION
thrill
tvN
VISION PRIME
PARASITE
CCM

① Content
- Linear Channels
- VOD Content
- Original Production
- Local and Foreign

② Technology
- "Download"
- HD Offering
- Seamless UI/UX
- Catch-up TV
- Integrated self-care

③ TV Anywhere (Bundling w/ Pay TV):
- MNC Vision
- MNC Play
- KVision
- Playbox
- LCO

④ Personalization
- Kid-Friendly
- Recommendation engine
- Push Notification
- Avatar Profiling

Exploiting the OTT opportunity

Pay TV segment
- Targeting Pay TV subscribers as low hanging fruit as they are used to paying for TV entertainment
- Untapped premium entertainment market since only 1 out of 4 Pay TV subscribers own an OTT account
- Benefits from a captive market formed within MNC Group's subscriber-based platforms

MNC VISION · K-VISION · MNC play · LCO · PLAYBOX

Critical mass segment
- Untapped non-Pay TV market which makes up a significant portion of the remaining addressable market
- Opportunity to reach growing middle class with ad-based and ala carte priced packages
- Mass distribution channels via key partnerships with:

Mobile Telco	E-commerce	Smartphone	Smart TV

MNC play VISION+

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MNC Play Overview – A Pioneer in 100% FTTH Technology in Indonesia

MNC Play at a Glance



Catch up TV and time shift feature
Network ability up to 10 Gbps
High Speed upload and download up to 1 Gbps
170+ HD ready Channels
Flexible price schemes
Broad content selection, fast and seamless experience

- MNC Play delivers fiber-optic based broadband & IPTV services and Android OTT Box devices delivered for viewing on TVs through Playbox
- Using FTTH infrastructure, MNC Play offers high speed internet with up to 1000 Mbps and IPTV with 172 HD ready channels
- MNC Play offers the largest content selection among Indonesian IPTV providers through partnership with MNC Group, and international content producers
- MNC Play content can also be accessed through its Playbox or Android OTT Box, which is overlaid on home broadband connections for faster, more stable content delivery

FTTH Transmission Process



Head End
Internet
BRAS
OLT
ODC
ODP
ONT
STB
Data
Control
Authentication System
BSS OSS
Network Operation Center

LEGEND:
BRAS: Broadband Remote Access Server
OLT: Optical Line Termination
ODC: Optical Distribution Center
ODP: Optical Distribution Panel
ONT: Optical Network Terminal
STB: Set Top Box
BSS: Business Support System
OSS: Operational Support System

MNCplay VISION+

Note(s):
1 USD = Rp14,000

MNC Play offers flexible price plans to cater all consumer needs

- MNC Play offers a monthly broadband subscription of a 12 or 24 month minimum, with the option of home or small office/home office (SoHo)
- To cater for different subscriber needs, MNC Play offers a variety of internet speeds (15-200Mbps) and genre packs (India Pack, HBO Movies, Fox Movies, Sports Pack, etc.)

Internet and Family Packs

No	Speed (Mbps)	Price	Price (in USD)	Family Pack
1	15	Rp269,000	$18.7	+ 90 Channels (29 Premium Channels + 20 HD Channels + 18 FTA International Channels + 23 FTA Local Channels)
2	20	Rp319,000	$22.2	
3	30	Rp369,000	$25.6	
4	50	Rp499,000	$34.7	
5	70	Rp689,000	$47.8	
6	100	Rp879,000	$61.0	
7	200	Rp1,499,000	$104.1	

Genre Packs

No	Package Name	Price	Price (in USD)	Channel
1	India Pack	Rp99,500	$6.9	Zee Cinema, ZeeTV, &TV HD, Zing TV, Zee News
2	HBO Movies	Rp69,500	$4.8	HBO HD, HBO Hits HD, HBO Family HD, HBO Signature HD, Cinemax HD
3	Fox Movies	Rp69,500	$4.8	Fox Movies HD, Fox Action Movies HD, Fox Family Movies HD
4	Asian Movies	Rp59,500	$4.1	Celestial Classic Movies, Celestial Movies, TVN HD, Star Chinese Movie HD, SCM Legend HD, Thrill, TVN Movies HD
5	Cinema World	Rp19,800	$1.4	Cinema World
6	Sports Pack	Rp69,500	$4.8	Fight Sport HD, Fox Sport HD,Fox Sport 2 HD, Fox Sport 3 HD
7	Soccer Pack	Rp69,500	$4.8	Bein Sport 1 HD, Bein Sport 2 HD, Soccer Channel
8	Kids Pack	Rp59,500	$4.1	Nickelodeon, Disney Channel HD, Disney XD HD, Nick Jr, Miao Mi, Cbeebies, Baby TV, Boomerang
9	Entertainment Pack	Rp49,500	$3.4	Lifetime, KIX HD, AXN HD, HITS HD, Fox Life, Fox Crime HD, FMN, Animax HD
10	Lifestyle Pack	Rp49,500	$3.4	TLC HD, AFN, Nat Geo People HD, V Channel HD, HGTV
11	NHK World Premium	Rp59,500	$4.1	NHK World Premium
12	News and Knowledge	Rp59,500	$4.1	BBC Earth, Animal Planet HD, CNBC Asia, Discovery Channel, History Channel, BBC World, CNN HD, Fox News HD, Crime Investigation, Bloomberg

13

Key Milestones

2014

- Launched MNC Play

2015

- First commercial launch in Bandung, Surabaya and Semarang
- Rolled out 500k full fiber home pass in nine major cities in Indonesia

2017

- Acquired IRU[1] (Indefeasible right of use) – Java backbone from Jakarta to Surabaya

2018

- **Launch of Vision+**

2019

- Partnership with Fiberstar and ICON+, a subsidiary of state-owned electricity company, PLN to expand homes passed
- **Vision+ paid subscribers reached 1 million by Nov 2019**

2020

- MNC Play launched Playbox (Android OTT Box) in May 2020
- Asia Vision Network combined MNC Play and Vision+ into a consolidated OTT, IPTV and broadband platform

Note(s):

(1) IRU allows the Company to eliminate future backbone lease fee, easier access to expand into new areas, and creates new revenue stream to monetize excess capacity to third party operator

14

509 1 , 493 1,209 1,000 57 115 175 262 291 296 2 0 1 5 A 2 0 1 6 A 2 0 1 7 A Accumulated HP 2 0 1 8 A Ending Subs 2 0 1 9 A 2 0 2 0 A Partnership 255k 263k 297k 290k 290k 298k 2 0 1 5 A 2 0 1 6 A 2 0 1 7 A 2 0 1 8 A 2 0 1 9 A 2 0 2 0 A Business Model Home pass and # subscribers Monthly Average revenue per user (ARPU) Subscribers In thousands Monthly Average revenue per user (ARPU) 18k 18k 19k 2 0 1 8 A 2019A Note(s): 1 USD = Rp14,000 2 0 2 0 P $1 . 3 $18.2 $21.2 ▪ Revenue is primarily driven by: ( i ) number of subscribers, and ( ii ) monthly subscription fees, meanwhile advertising provides additional revenues ▪ Partnership with third party infrastructure providers enables substantial subscriber growth without significant capital expenditures $18.8 $20.7 $20.7 $21.3 $1 . 3 $1 . 4 88 1,117 1.610 2 0 18 2 0 19 2 0 2 0 A MAU: 32 million 1 , 593 I n thou s and s 1 , 743 15

Rapid Homepass Expansion Through Partnership With Neutral Network Providers

- The Company has secured partnerships with leading network providers to expedite its network expansion to more than 1,000,000 homes (covering 14+ cities)
- MNC Play is the first broadband provider to secure a multi-year deal with state-owned electricity company subsidiary, ICON+, which has a huge consumer market access and very low roll-out costs per home passed in Indonesia

Lease Excess Capacity

MNC play

ICON+

- A subsidiary of state owned electricity company (PLN), which has huge consumer market access and very low roll-out costs per homepass

FIBERSTAR

- One of the leader in the FTTx industry in Indonesia, responsible for designing, building, and operating high quality network infrastructure

Moratelindo broadband company (Finalizing deal)

- Engaged in the fiber optic infrastructure for telecommunication network, Moratelindo is positioned to be one of the largest network access provider in Indonesia

1. Secured various partnership with neutral network providers for homes passed expansion to lower CAPEX and OPEX requirement
2. Partnership with ICON+, a subsidiary of state-owned electricity company (PLN), is an important milestone for MNC Play. ICON+ manages 100% of the electricity pole in Indonesia, which provides MNC Play with the ability to roll out new home passes all over the country



Number of Homepasses
In thousands
+67%
509
1,000
1,209
1,493
1,593
100
2,493
1,000
Dec-15
Dec-16
Dec-17
Dec-18
Dec-19
2020 - 2023
MNC Play
Partnership

MNC play VISION+
16

Optimal Penetration of Video Service in Indonesia’s Broadband Households With Pla y box MNC Playbox features ▪ The Company launched Android TV OTT Box (“Playbox”) in May 2020 ▪ Playbox allows the Company to ride on other broadband internet network provider and penetrate untapped broadband internet users in Indonesia (estimate target market: more than 6 million households) ▪ The device allows user to access Vision Pictures pay channels, content library, various applications, and more importantly, MNC Group’s 4 FTA TV (RCTI, MNCTV, GTV, and iNews) ▪ The Playbox is available to be distributed via over 100 branches all over Indonesia through MNC Vision (tier 2 and tier 3 area) and MNC Play (tier 1 area) coverage area, as well as digital marketing channel (e - commerce platforms) and retail dealerships Playbox’s operating metrics projections ▪ Widest range of national free - to - air & exclusive Indonesian channels ▪ Best international pre m ium c hanne ls Pr e mium T V Channels ▪ More than 10,000 VOD hours ▪ Latest Hollywood Blockbusters ▪ Top - rated dramas Video - on - Demand Movies & TV shows ▪ TV - remote games ▪ Ca s ua l ga m e s ▪ Action G a m e s Android TV Games for All Ages ▪ Live sports stats and updates ▪ Social TV ▪ T - Shopping ▪ Personalization Interactive Features ▪ Radio and music apps ▪ Karaoke en t er t a in m en t Music & Karaoke ▪ 7 - Days Catch - Up TV ▪ Time - shift feature Never Miss Your Favorite Shows 99 . 0 102.2 105.5 109.0 112.5 116 . 2 2 0 20 P 2 0 21 P 2 0 22 P 2 0 23 P 2 0 24 P 2 0 25 P 60 .3 144 .2 816.9 490.5 280.0 Playbox recurring subscribers (in thousands) 1,322.7 2020P 2021P 2022P 2023P 2024P 2025P Monthly ARPU (IDR thousands) $7 . 1 $7 . 3 $7 . 5 $7 . 8 $8 . 0 $8 . 3 Note(s): 1 USD = Rp14,000 17

The Most Extensive Exclusive Indonesian Content

Most extensive Indonesian content with exclusive support from MVN Group

- We offer the broadest selection of Indonesian language content as a result of our partnership with the MNC Group
- This partnership allows access to its content library, including MNC Pictures, Indonesia's largest drama production house by revenue and productivity

Top 5 exclusive Indonesian content


Ikatan Cinta


MasterChef
INDONESIA
THE BIGGEST COOKING COMPETITION IS BACK!

Ikatan Cinta
- TV Rating: **10.9** (ranked 1st out of the top 10 programs nationally) [2]
- Audience share: 40.4%

Master Chef Indonesia
- TV Rating: **4.3** (ranked 2nd out of the top 10 programs nationally) [2]
- Audience share: 23.4%

Amanah Wali 4
- TV Rating: **4.2** (ranked 3th out of the top 10 programs nationally) [2]
- Audience share: 20.6%

Putri untuk Pangeran
- TV Rating: **3.5** (ranked 4th out of the top 10 programs nationally) [2]
- Audience share: 16.7%

Audisi Idol SPC Season 2020
- TV Rating: **3.0** (ranked 5th out of the top 10 programs nationally) [2]
- Audience share: 18.8%

- The MNC Group commands the largest market share in both the Indonesia Pay TV (25.9% market share) and the FTA market (consistently 40%+ market share)[1]

FTA Channels (FTA Market)

Rank	Channel	Share (%)
1	MNC Group	50.0
2	SCM Group	23.8
3	VIVA Group	11.9
4	Trans Group	11.6
5	Metro	1.5
6	TVRI	1.2

Pay TV Channels

Rank	Channel	Share (%)
1	MNC Group	25.90
2	TRANS Group	19.01
3	SCM Group	15.19
4	VIVA Group	13.71
5	FOX & Disney	8.20
6	Warner	5.74
7	METRO	5.07
8	Sony	1.54
9	VIACOM	1.38
10	TVRI	0.92

Note(s):
(1) December 2020
(2) December 2020 (excludes blocking program)

Exclusive original content developed by Vision Pictures…

- Vision+ shows more than 80 titles of exclusive content from MNC Pictures, and initiates a process to develop and produce up to 20 new original content programs every month


SkripSick
LIE LEE
ONCE UPON A TIME IN CHINA TOWN
TWISTED
JANGAN TERIAK
MOST VALUABLE PLAYER
MVP
VISION+ ORIGINALS
DISCONNECTED
COMING SOON

…as well as an extensive Asian content library

- Focus on acquisition of Asian content that appeals to the Indonesian audience, with more than 80 Asian titles per year
- Strong ability to obtain Asian content distribution rights due to an established track record of senior management in building the content library


VISION+
PONYO IS HERE
10 YEARS WITH HAYAO MIYAZAKI
NHK WORLD JAPAN


VISION+
KWAIDAN


VISION+
COUNT YOUR LUCKY STARS

MNCplay VISION+

18

The Best Content Selection Among Indonesian OTT and IPTV Providers ▪ Offers more than 172 channels and over 10,000 hours of short and long form content ▪ Obtained a unique and exclusive right to carry all FTA channels and exclusive local pay channels supplied by the MVN group Exclusive local pay channels Docum e nt a ry (7) Spo rts (7) Religion (2) Kids & toddlers (10) HD (55) General entertainment & variety (20) Local FTA (25) M usic (4) Lifestyle (7) Exclusive Free - to - Air (FTA) channels on MNC Play and Vision+ International FTA (18) O rient a l (4) Indi a (3) M NC G r oup (17) Ne w s ( 1 6 ) Aggregate Audience Share: 25.9% Movies (11) 19

VISION+ - The Widest Broadcast and VOD Content Selections Interface Content Exclusive rights to carry all FTA channels Historically, Free - to - Air channels dominate Pay TV audiences for linear viewing with an average audience share of 75%+ The most comprehensive local pay channels selections Vision Pictures produces 13 made - to - suit pay channels, which garnered an average aggregate Pay TV audience share of 26% More than 120 premium channels These channels can be viewed by subscribing to the platform 10,000+ hours of movies & series Top notch movies and favourite series from Indonesian and international content houses in various genres Aggressive original production Vision Pictures produces more than 10 - 20 exclusive fresh programs per month for Vision+ 20

I D R 19 , 0 00 (USD1.4) OTT Video Service Positioning In Indonesia – Competitive Landscape Monthly Price VOD only Linear and VOD T o i n crease 11% by 2022 IDR1 5, 0 0 0 - 5 0 , 0 0 0 (USD1 - 3.5) ▪ Vision+ gives the best bang - for - buck among other OTT players : – The most extensive Broadcast and VOD content – Exclusive local content – S u b s c r i b e r p a c k a g es aimed at local market ▪ Local players are projected to d o m i n a te the In d o n e s i an online video market, since foreign players lack local content selections ▪ Vision+ ARPU is the lowest in Indonesia despite its superior local content proposition ▪ ARPU is projected to grow 11 % within the next 2 years given the premium local content offered IDR3 0, 0 00 (USD2.1) IDR3 9, 0 00 (USD2.8) IDR8 9, 0 00 (USD6.3) IDR1 0 9 , 0 0 0 (USD7.8) Amount of Local Content 21 IDR1 5, 0 00 (USD1)

Growth Strategies

Target middle and high income segments in urban populated cities

- Focus on offering premium FTTH broadband & IPTV market, in line with the growing urban areas in Indonesia
- Continue to increase content portfolio under Vision+ with quality local and international VOD and linear content as well as original content production to target the mass affluent market

Continue to expand MNC Play subscribers through leased network and Playbox

- Invest in new network infrastructure in selected prospective areas
- Continue to leverage partnership with various neutral network providers to expand our homes passed (ICON+, Fiberstar & Moratelindo)
- Capitalize on growing neutral broadband market with Playbox to expand and broaden our reach

Continue strengthening our local content and original VOD production

- Continue to leverage the MNC premium content library and Free-to-Air Channels
- Continue to pursue the rights to international content in various genres, such as movies, series, kids' programs and sports
- Develop our own local proprietary content as a key differentiator from other content providers
- Produce exclusive original content focusing on various genres to further strengthen the value proposition of the platform

Increase ARPU through bundling package and upselling strategy

- Continue to offer flexibility in package and affordability in pricing
- Leverage MVN Group ecosystem, which operates the biggest Pay-TV operator in Indonesia, by offering a bundle package for all Pay TV subscribers under the MVN Group; a subscriber base which is projected to grow to 12.5 million subscribers by 2022, from 8 million as of today

Synergy with MNC's FTA and Content Group

- Synergy with the MNC Group's Free-To-Air and Content production arms for its top of the line content portfolio, with an average Free-to-Air audience share of 50%
- Utilize MNC Group's dominant position in online portals with 73 million monthly active users and its strong social media presence of approximately 217 million subscribers/followers for cross-selling and cross-promotion to its user base

Continuous investment in new technology (particularly Vision+)

- Continuous UI and UX enhancement to create the most desirable experience for users
- Develop VISION+ large screen TV availability
- Strike partnerships with smartphone & smart TV manufacturers as well as telco operators for Vision+ subscriber growth

5G wireless fixed broadband deployment

- Exclusive partnership with MNC Vision for the use of 150 Mhz 5G Spectrum at 2.52-2.67Ghz
- Develop the utilization for cutting edge technology for the use of wireless broadband networks

22

645 755 787 1 .0 18 1 .3 72 1 .9 06 2 .6 51 3 .7 45 179 282 493 707 971 1,306 1,738 655 10 1 ,0 69 1 ,5 11 2 ,0 80 2 ,8 77 Broadband OTT $47 $67 934 $149 $205 $283 3 ,9 57 $392 5 .4 84 $76 $108 Consolidated Historical and Projected Financials Revenue EBITDA and EBITDA margin Net income and net margin 395 525 650 951 1 ,3 8 4 2 ,0 13 2 ,8 65 4 ,1 01 60% 56% 61% 63% 67% 70% 72% 75% E B I T D A E B I T D A ma rg in 242 292 505 846 1 ,3 3 7 2 ,0 25 3 ,0 71 19% 29% 27% 33% 41% 46% 51% 56% 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P 2018A 2019A 2020P 2021P 2022P 2023P 2024P 2025P Ne t inc o m e Ne t ma rg in $8 115 $219 $17 $21 $36 $60 $95 $145 ▪ The pandemic has had a positive impact on the OTT and Broadband market which are expected to continue to see remarkable growth as a result ▪ Projected growth is enhanced by growth trends in fixed and mobile broadband, which has seen continued growth in both number of subscribers and ARPU throughout the years ▪ Cost of goods sold is expected to decrease gradually over time due to economics of scale, ever decreasing broadband pricing and increasing content library ▪ At the same time purchasing power is expected to continue to rise ▪ The combined effect of strong revenue and EBITDA margin growth lead to a very strong anticipated growth in net income ▪ Loan retirement and AVN’s asset - light expansion model will further increase net margins $28 $46 $37 $68 $99 $144 $205 $293 Note(s): (1) Total revenue does not equal to the sum of broadband and OTT revenue due to elimination (2) 1 USD = Rp14,000 In Millions USD And Billions IDR In Millions USD And Billions IDR In Millions USD And Billions IDR 23

1,610 1,117 88 2,562 3,239 4,129 5,304 6,624 2 0 1 8 A 2 0 1 9 A 2 0 2 0 A 2 0 2 1 P 2 0 2 2 P 2 0 2 3 P 2 0 2 4 P 2 0 2 5 P VISION+ Operational Overview Total Subscribers Blended Monthly ARPU In th ou s and s ▪ The user base is projected to increase substantially over the next 5 years both through independent subscribers and bundling services within MNC Vision Networks’ ecosystem . ▪ Vision+ is set to capture a significant portion of the growing Indonesia SVOD market, which is projected to reach over 30 % of total projected subscribers in 2025 . ▪ The critical driver in capturing market share is Vision+ unique offering of best - in - class local content with a range of subscriber packages tailored to reflect the purchasing power of the Indonesian middle - income consumer . ▪ Monthly ARPU has been kept at affordable levels (Rp 18 , 000 - 19 , 000 or $ 1 . 4 ) level since Vision+ inception in accordance with its strategy to capture market share and growth over maximising revenues . ▪ Over the next 5 years, Vision+ plans to increase its monthly ARPU gradually to Rp 25 , 000 ( $ 2 ) or higher . This is driven by expanding consumer purchasing power and expected increases in demand for OTT media – particularly Vision+ exclusive content . In USD And IDR Thousands 18 18 19 21 21 23 24 25 2 0 1 8 A 2 0 1 9 A 2 0 2 0 P 2 0 2 1 P 2 0 2 2 P 2 0 2 3 P 2 0 2 4 P 2 0 2 5 P $1 .3 $1 .7 $1 .8 $1 .3 $1 .4 $1 .5 $1 .5 $1 .6 Note(s): (1) Churn rate to be steady at 2% from 2018 - 2025 (2) 1 USD = Rp14,000 24

60 .3 144 .2 280 .0 490 .5 816 .9 1,322.7 2 0 20 P 2 0 21 P 2 0 22 P 2 0 23 P 2 0 24 P 2 0 25 P 2 0 20 P 2 0 21 P 2 0 22 P MNC Play Operational Overview 1 . 7% 1 . 9% 1 . 4% 1 . 6% 1 . 4% 1 . 4% 1 . 4% 1 . 4% 1 . 4% 2017A 2018A 2019A 2020A 2021P 2022P 2023P 2024P 2025P Total Subscribers – MNC Play Monthly ARPU – MNC Play Churn Rate – MNC Play 175 262 291 296 329 384 466 583 745 2017A 2018A 2019A 2020A 2021P 2022P 2023P 2024P 2025P 297 290 290 298 304 319 328 333 333 2017A 2018A 2019A 2020A 2021P 2022P 2023P 2024P 2025P In thousands In USD And IDR Thousands Recurring Subscribers - Playbox Monthly ARPU - Playbox In thousands In IDR thousands ▪ Expansion of subscriber base will come from (i) improving adoption from existing homes passed, (ii) partnership with neutral network providers, (iii) and Playbox (video service only) sales on neutral broadband services ▪ AVN is implementing retention strategies which are targeted to achieve desirable churn rate of 1 . 4% , a modest improvement of the current 1 . 6 % level (and below the industry average of +2%) ▪ MNC Play currently offers one of the lowest dual play bundle price points, which is expected to drive rapid subscriber growth ▪ This also leaves considerable scope for ARPU increases ahead of the industry from approx . Rp 298 , 000 ( $ 21 . 3 ) in 2020 to Rp . 333 , 000 ( $ 23 . 8 ) in 2025 $21 .2 $20 .7 $20 .7 $21 .3 $21 .7 $22 .8 $23 .5 $23 .8 $23 .8 $7.1 99 .0 $7. 3 102 .2 $7 .5 105 .5 $7 .8 109 .0 $8.0 112 .5 $8.3 116 .2 2 0 23 P 2 0 24 P 2 0 25 P Note(s): 1 USD = Rp14,000 25

Transaction & Valuation Overview

Pro - Forma Equity Ownership 27 Illustrative Sources and Uses Note(s): (1) Assumes no redemptions and estimated cash in trust value as of March 19 , 2021 ; (2) Estimated transaction costs include deferred underwriting costs and estimated legal and accounting costs ; (3) Values shown assuming $ 10 . 00 per Malacca share for illustrative purposes ; does not include the impact of public and sponsor out - of - the money warrants with a $ 11 . 50 strike price ; assumes that there are no adjustments to the transaction consideration or indemnification claims ; excludes awards available under the new equity incentive plan to be adopted at the closing Pro - Forma Ownership at Close Pro - Forma Valuation (3) 25% 6% 69% MNC Existing Shareholders MLAC Public Shareholders MLAC Sponsor Assumption of Net Debt Cash to Balance Sheet Estimated Transaction Costs and Related Fees (2) $400 Existing Shareholder Rollover MLAC SPAC Cash in Trust (1) Assumption of Net Debt 144 130 Total $674 Existing Shareholder Rollover $400 130 137 7 Total $674 Uses Sources ($ in millions, except per share values) Illustrative Share Price $10.00 Pro Forma Shares Outstanding (millions) 58.0 Equity Value $580 Plus: Estimated Net Debt (6.8) Pro Forma Enterprise Value $573 Pro Forma Enterprise Value / EBITDA 2021E EBITDA $67.9 8.4x 2022E EBITDA $98.8 5.8x

Merger Settlement Process

ELIOT & LUTHER
Strategic Advisory


MLAC Investors
Issue ADRs in respect of AVN Shares and AVN Warrants
MVN
Depository (NASDAQ)
Issue AVN Shares and AVN Warrants to Depository
AVN
AVN Merger Subsidiary
MLAC (NASDAQ)
Merge with AVN Subsidiary

Under the Business Combination Agreement, MLAC will merge with a subsidiary of AVN.

As a result of this merger, AVN will acquire all the MLAC Class A Ordinary Shares and MLAC Warrants and issue the AVN Shares and AVN Warrants in exchange, which will be held by Bank of New York as depository.

Bank of New York will deliver American Depository Receipts* (ADRs) to MLAC Investors in respect of the AVN Shares and AVN Warrants.

Each MLAC Investor will receive ADRs in respect of:

- one AVN Share in exchange for each MLAC Class A Ordinary Share they hold; and
- one AVN Warrant in exchange for each MLAC Warrant they hold.

The ADRs will be listed on NASDAQ and traded in the same manner as MLAC Class A Ordinary Shares and MLAC Warrants.

DLA Piper has been engaged by AVN to ensure the ADRs are issued by Bank of New York promptly after merger closing

MNCplay VISION

** ADRs are commonly issued in respect of China and other Asian stocks listed on NYSE and Nasdaq. See also Indonesian stock: PT Telekommunikasi (symbol: TLK, market cap US$23bn)*

28

63% 54% 39% 36% 31% 29% 22% 15% 7% 45% 44% 37% 36% 34% 34% 26% 25% 19% 19% 10% 0% 1 0% 2 0% 3 0% 4 0% 5 0% 6 0% 7 0% 38% 6% 38% 22% 16% 6% 5% 2% (0% ) 21% 20% 15% 9% 7% 6% 3% 2% 2% 1% (0% ) (1 0% ) 0% 1 0% 2 0% 3 0% 4 0% 5 0 % Select Peers Operational Benchmarking 29 Median: 6% Median: 34% ’21 – ’22 Revenue Growth ’21 EBITDA Margin Median: 6% Median: 29% Local Comp U.S. based Entertainment & Cable Platform Comps Asia & Europe Based Communication Platform Comps Market data as of March 18, 2021.

8 ,4 x 4 ,6 x 35,3x 35,2x 11,0x 10,8x 7 ,5 x 43,9x 23,5x 22,8x 20,8x 12,4x 9 ,5 x 7 ,4 x 6 ,3 x 5 ,8 x 5 ,4 x 2 ,3 x 5 0 ,0 x 4 5 ,0 x 4 0 ,0 x 3 5 ,0 x 3 0 ,0 x 2 5 ,0 x 2 0 ,0 x 1 5 ,0 x 1 0 ,0 x 5 , 0 x 0 , 0 x 5 ,8 x 4 ,3 x 27,8x 22,0x 9 ,9 x 9 ,7 x 7 ,4 x 34,9x 19,0x 15,9x 13,8x 12,5x 9 ,1 x 7 ,2 x 6 ,1 x 5 ,6 x 5 ,5 x 2 ,0 x 0, 0 x 5 , 0 x 1 0 ,0 x 1 5 ,0 x 2 0 ,0x 2 5 ,0 x 3 0 ,0 x 4 0 ,0x 3 5 ,0 x Select Peers Multiple Benchmarking ’21 Enterprise Value / EBITDA ’22 Enterprise Value / EBITDA Market data as of March 18, 2021. Note: “NM” represents multiple in excess of 125.0x. NM Median: 9.8x 7,3x NM Median: 10.9x 7,5x Median: 9.5x Median: 9.1x Local Comp U.S. based Entertainment & Cable Platform Comps Asia & Europe Based Communication Platform Comps 30

Illustrative Valuation Analysis 31 Implied Valuation Range ($M) Methodology Multiple Range $98.8m Public Comparable Company (2022P EBITDA) Public Comparable Company (2023P EBITDA) Public Comparable Company (2024P EBITDA) Metric $143.8m $204.7m 8.4x – 10.4x 7.9x – 9.9x 7.1x – 9.1x $750,0 $850,0 $950,0 $1.050,0 $1.150,0 $1.250,0 $1.350,0 $1.450,0 $1.550,0 $1.650,0 $1.750,0 $1.850,0 $1.950,0 Valuation Commentary ▪ Multiple Range represents the weighted median EBITDA multiples of public comparable companies (“Comps”) – U.S. based Entertainment & Cable Platform Comps were assigned a 75% weighting; Asia & Europe Based Communication Platform Comps assigned the remaining 25% weight – Ranges were determined by applying a +/ - 1.0x impact on the Weighted Blend median ▪ Primary and Secondary classifications were determined based on the public company’s customer demographic, geographic footprint, and product / service offerings ▪ Multiple Range figures were applied to MNC projected EBITDA for the calendar year periods of 2022, 2023, and 2024 Market data as of March 18, 2021. $833,9 $1.136,6 $1.444,9 $1.031,5 $ 1.424,2 $1.854,2

Building the Preeminent Indonesian OTT Media Player in one of the highest potential Asian markets today E s tabli s hed T rack Re cord as Regional Leader Largest Indonesian Content Library Asset - Light Diverse Business Model Multiple Avenues for Long - Term Growth